UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 5, 2018 (November 5, 2018)

KLX Energy Services Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38609	36-4904146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Corporate Center Way, Wellington, Florida	33414-2105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 383-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 5, 2018 (the “Closing Date”), KLX Energy Services Holdings, Inc. (the “Company”) completed its previously announced acquisition (the “Motley Acquisition”) of Motley Services, LLC (“Motley”) pursuant to a Unit Purchase Agreement, dated as of October 22, 2018 (the “Unit Purchase Agreement”) by and among the Company, KLX Energy Services LLC, a wholly-owned subsidiary of the Company, District 5 Investments, LP (“D5”), 3M Capital, Inc. (“3M”) and Marco D. Davis (“Davis” and, together with D5 and 3M, each individually, a “Seller” and collectively, the “Sellers”).  Pursuant to the Unit Purchase Agreement, 100% of the outstanding units of Motley were purchased for $139.2 million in cash, subject to certain purchase price adjustments, and $9.0 million of shares (the “Consideration Shares”) of the Company’s common stock payable to certain employees of Motley.  The Consideration Shares will be issued in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Motley Acquisition and the Unit Purchase Agreement is not complete and is subject to and qualified in its entirety by reference to the Unit Purchase Agreement, a copy of which was included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on October 22, 2018 and is incorporated by reference in this Current Report on Form 8-K (this “Current Report”).

Item 3.02 Unregistered Sales of Equity Securities.

On the Closing Date, the Company delivered one-third of the Consideration Shares to certain employees of Motley as part of the purchase price paid at the closing of the Motley Acquisition pursuant to the Unit Purchase Agreement described above in Item 2.01 of this Current Report, which disclosure is incorporated into this Item 3.02 by reference.  The issuance of such shares by the Company to certain employees of Motley was made in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof.  One-third of the Consideration Shares will be issued on each of the first anniversary of the Closing Date and the second anniversary of the Closing Date.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired

The audited financial statements and related notes of Motley as of and for the years ended December 31, 2017 and December 31, 2016 are incorporated herein by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K, filed with the Commission on October 22, 2018.

The unaudited condensed financial statements and related notes of Motley as of and for the six months ended June 30, 2018 and June 30, 2017 are incorporated herein by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K, filed with the Commission on October 22, 2018.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial statements and related notes of the Company, giving effect to the Motley Acquisition and related transactions, as of and for the six months ended July 31, 2018 and for the year ended January 31, 2018 are incorporated herein by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K, filed with the Commission on October 22, 2018.

(d) Exhibits

Exhibit No.	Description

2.1

Unit Purchase Agreement, dated as of October 22, 2018, by and among KLX Energy Services Holdings, Inc., KLX Energy Services LLC, District 5 Investments, LP, 3M Capital, Inc. and Marco D. Davis (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 22, 2018).

23.1

Consent of Johnson, Miller & Co. CPA’s PC, independent registered public accounting firm to Motley Services, LLC (incorporated by reference to Exhibit 23.1 to the Company’s Current Report on Form 8-K filed with the Commission on October 22, 2018).

23.2

Consent of FCA, Certified Public Accountants, PLLC, independent registered public accounting firm to Motley Services, LLC (incorporated by reference to Exhibit 23.2 to the Company’s Current Report on Form 8-K filed with the Commission on October 22, 2018).

99.1

The audited financial statements and related notes of Motley as of and for the years ended December 31, 2017 and December 31, 2016 (incorporated herein by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K, filed with the Commission on October 22, 2018).

99.2

The unaudited condensed financial statements and related notes of Motley as of and for the six months ended June 30, 2018 and June 30, 2017 (incorporated herein by reference to Exhibit 99.4 to the Company’s Current Report on Form 8-K, filed with the Commission on October 22, 2018).

99.3

The unaudited pro forma condensed combined financial statements and related notes of the Company, giving effect to the Motley Acquisition and related transactions, as of and for the six months ended July 31, 2018 and for the year ended January 31, 2018 (incorporated herein by reference to Exhibit 99.5 to the Company’s Current Report on Form 8-K, filed with the Commission on October 22, 2018).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2018

KLX ENERGY SERVICES HOLDINGS, INC.

By:	/s/ Thomas P. McCaffrey
Name: Thomas P. McCaffrey
Title: Senior Vice President and Chief Financial Officer